SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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                THE MIDDLETON DOLL COMPANY
(Name of Registrant as Specified in its Charter)
_____________________________________________________________
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April 2007

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of The Middleton Doll Company, we cordially invite you to attend our Annual Meeting of Shareholders at 10:00 a.m. on Tuesday, June 5, 2007. The meeting will be held at our headquarters in the offices of our License Products subsidiary, which does business as FirsTime Manufactory. FirsTime Manufactory is located at 1050 Walnut Ridge Drive, Hartland, Wisconsin 53029.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of our Annual Report on Form 10-K is also included in this booklet.

We encourage you to attend the meeting in person. Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

2006 HIGHLIGHTS
In 2006, we made good progress on our strategies to reposition the company by liquidating the financial services segment and to improve the long-term performance of our core consumer products business.

Financial Results
On a consolidated basis, the company reported a consolidated net loss of $376,088 or $0.10 per diluted share for 2006, compared to a loss of $1,544,602 or $0.42 per diluted share in 2005. The consumer products segment reported a net loss of $3,411,361 and the financial services segment reported net income of $1,661,030 for 2006. Additionally, we reported a net gain on the redemption of certain preferred stock shares of $2,268,103 and paid preferred stock dividends of $893,860 in 2006.

Financial Services Segment
Our strategy to liquidate the financial services segment includes selling off the real estate assets and reducing the loan portfolio. During 2006, we sold 11 of our 12 leased properties for a gain of $2.24 million. The remaining leased property, which has a carrying cost of $1.41 million, is listed with a commercial realtor. At year-end 2006, we had six loans remaining in the loan portfolio totaling $463,575. We have established a loan loss reserve against some of these loans and will continue our efforts to liquidate the remainder of the loan portfolio in 2007.

The proceeds from the sale of the financial services assets were used to pay off all of our existing debt, fund the operations of the consumer products segment and to partially redeem outstanding shares of our preferred stock.

1050 Walnut Ridge Drive • Hartland, WI 53029-8303 • Tel 262.369.8163 • www.themiddletondollcompany.com

Consumer Products Segment
In 2006, the consumer products segment continued to be affected by the decline in demand for collectible dolls. In response to this very challenging industry environment, our strategy focused on two areas: (1) reducing operating expenses and controlling inventory, and (2) developing new products and marketing strategies that reflect the changing market for our products.

We made good progress on both fronts. Operating expenses were down $1.29 million in 2006 compared to the prior year and inventory was reduced by 21%. The decrease is the result of actions taken to downsize our leased facilities space and reduce the workforce, and our ongoing efforts to reduce expenses and maintain appropriate inventory levels.

In August 2006, we introduced our new line of play dolls, named the “PlayBabies” collection. This exciting new collection features a series of 13 play dolls, providing a playmate for each stage of a young girl’s early development. The dolls, which range from newborn babies to toddlers, have contemporary looks and outfits, as well as accessories including furniture, bedding and attractive room décor items. The new line offers the high quality customers expect from Lee Middleton Original Dolls, at a lower price-point than our limited-edition collectible dolls. The early response to the new collection has been very positive.

We believe the new line of PlayBabies fills a void in the market for truly lifelike, affordable playmates that can “grow up” with today’s young girls. The PlayBabies collection is a key part of our “crib to collector” strategy. The PlayBabies line is designed for young girls, up to age five. Our Newborn Nursery® dolls appeal to girls from five through the pre-teen years. After that, our well established Artist Studio Collection™ of exceptional artist-designed collectible dolls provides opportunities for women of all ages to enjoy dolls for the rest of their lives.

In addition to the new product category, we have added a number of talented new artists for all of our lines. We selected artists who are successful in designing and sculpting realistic dolls that reflect the lifestyles of today’s young girls in order to broaden the appeal of our dolls and meet the needs of our audience.

Preferred Stock Redemption
In December 2006, we redeemed 259,574 shares of our preferred stock. The shares were redeemed at a price of $16.25 per share through a tender offer. The redeemed shares represented 38.5% of the total outstanding preferred shares at the time of the tender offer.

We must redeem the remaining shares of preferred stock by July 1, 2008. We will only have sufficient funds to redeem the preferred stock and to continue to pay dividends on the preferred stock if our consumer products segment can generate sufficient earnings and/or we are able to raise funds from other sources. Our consumer products segment has realized losses from operations in each of the past five years.

New Directors
Two new directors were elected to our Board in February 2007 – Jeffrey B. Rusinow and Douglas M. Schosser. Jeff and Doug’s broad experience in the consumer retail, financial and operational areas will be an asset to our Board and management team as we continue to execute our business strategies.

Jeff has 22 years of experience in retail management, holding senior executive positions at Macy’s, Gimbel’s, the Hudson Bay Company, and most recently, Kohl’s Department Stores. Jeff founded Milwaukee’s first angel network, Silicon Pastures, and is currently an active member of the venture-capital community.

Doug is the chief financial officer of the northeast region of Key Bank, which is based in Cleveland. He has held CFO and financial oversight positions with Key Corp. and its divisions for the past 11 years, including executive and management positions with McDonald Financial Group, Victory Capital Management and Key PrivateBank.

Summary
With the liquidation of the financial services segment nearing completion and our new line of PlayBabies now introduced to the market, in 2007 we will focus on increasing sales and improving financial performance. As always, our long term goal remains the same: building value for our shareholders.

Sincerely,

/s/ Salvatore L. Bando

Salvatore L. Bando
President and Chief Executive Officer

FINANCIAL HIGHLIGHTS
Years Ended December 31

STATEMENTS OF OPERATIONS BY SEGMENT
	2006	2005
Consumer Products:
Net sales	$12,044,872	$14,328,082
Cost of sales	8,917,258	9,233,667

Gross profit	3,127,614	5,094,415
Total other expenses	(6,538,975)	(8,064,400)

Net loss	$(3,411,361)	$(2,969,985)

Financial Services:
Total net rental/interest income	$773,134	$2,795,789
Gain on sale of leased properties and other income	2,352,208	1,818,790
Total other expenses	1,464,312	2,294,095

Net income	$1,661,030	$2,320,484

STATEMENTS OF OPERATIONS - COMBINED
Total company net loss	$(1,750,331)	$(649,501)
Gain on redemption of preferred stock, net	2,268,103	--
Preferred stock dividends	(893,860)	(905,101)

Net loss available to common shareholders	$(376,088)	$(1,554,602)

Loss available to common shareholders	$(0.10)	$(0.42)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2007

TO THE SHAREHOLDERS OF THE MIDDLETON DOLL COMPANY

        Notice is hereby given that the Annual Meeting of Shareholders of The Middleton Doll Company will be held at License Products Inc., 1050 Walnut Ridge Drive, Hartland, Wisconsin, on Tuesday, June 5, 2007 at 10:00 a.m., for the purpose of considering and voting upon the following matters:

1.	To elect six (6) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To approve The Middleton Doll Company 2007 Non-Employee Director Stock Plan;

3.	To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2007; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on April 20, 2007, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

        We are enclosing a proxy for the annual meeting and a proxy statement. Your vote is important no matter how large or small your holdings may be. To assure your representation at the meeting, please date the enclosed proxy, which is solicited by the Board, sign exactly as your name appears on the proxy and return the proxy immediately.

        The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if the envelope is mailed within the United States.

By Order of the Board of Directors
/s/ Salvatore L. Bando
Salvatore L. Bando
President and Chief Executive Officer

Hartland, Wisconsin
April 30, 2007

1050 Walnut Ridge Drive
Hartland, Wisconsin 53029

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 5, 2007

        We are providing this proxy statement to you in connection with the solicitation of proxies on behalf of our Board of Directors. The proxies will be used at our annual meeting of shareholders, which will be held at License Products, Inc., 1050 Walnut Ridge Drive, Hartland, Wisconsin, on Tuesday, June 5, 2007 at 10:00 a.m., and all adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

VOTING RIGHTS AND PROXY INFORMATION

        This proxy statement and the enclosed form of proxy are being mailed to you on or about April 30, 2007. Execution of a proxy given in response to this solicitation will not affect your right to attend the annual meeting and vote in person. Presence at the annual meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. You may revoke your proxy at any time before it is exercised by giving notice to us in writing or in open meeting.

        All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR approval of The Middleton Doll Company 2007 Non-Employee Director Stock Plan (referred to as the 2007 Non-Employee Director Stock Plan), FOR the ratification of the selection of Virchow, Krause & Company, LLP as the independent registered public accounting firm (referred to as the independent auditors) to audit our financial statements for the year ending December 31, 2007, and, on such other business or matters which may properly come before the annual meeting, in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.

        A majority of the shares of Common Stock, 6-2/3 cents par value, and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value, as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors, the 2007 Non-Employee Director Stock Plan or the ratification of the selection of the independent auditors. Other than the election of directors, the approval of the 2007 Non-Employee Director Stock Plan, and the ratification of the selection of the independent auditors, our management has no knowledge of any matters to be presented for action by the shareholders at the annual meeting.

        Only holders of record of Common Stock and Preferred Stock at the close of business on April 20, 2007, are entitled to vote at the annual meeting and at any adjournments or postponements thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) of our directors. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock is necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining four (4) directors, for approval of the 2007 Non-Employee Director Stock Plan, and for the ratification of the selection of the independent auditors. On April 20, 2007, we had outstanding and entitled to vote 3,802,589 shares of Common Stock and 414,617 shares of Preferred Stock. Restricted stock awards, whether vested or unvested, are included in shares outstanding. The record holder of each outstanding share of Common Stock and Preferred Stock is entitled to one vote.

        The Board would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (a) duly executing and delivering to our corporate Secretary a later dated proxy relating to the same shares prior to the exercise of such proxy, (b) filing with our corporate Secretary at or before the meeting a written notice of revocation bearing a later date than the proxy, or (c) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Craig R. Bald, Secretary, at 1050 Walnut Ridge Drive, Hartland, Wisconsin 53029.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

        At the annual meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, four (4) directors to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of four (4) directors will be voted in favor of the election as directors of Salvatore L. Bando, Jeffrey B. Rusinow, Douglas M. Schosser and Kenneth A. Werner, Jr.

        Proxies of holders of Common Stock cannot be voted for more than four (4) persons and proxies of holders of Preferred Stock cannot be voted for more than six (6) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

        The table below sets forth certain information about the Board’s nominees for election as directors. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of March 31, 2007, as to the age, principal occupation, business experience for at least the last five years and period of service as a director for each person.

        Mr. Bando is our President and Chief Executive Officer, and Mr. Werner is the President of our subsidiaries, Lee Middleton Original Dolls, Inc. and License Products, Inc. The other executive officer of the company is Mr. Bald, age 33, who has been our Vice President of Finance, Chief Financial Officer, Secretary and Treasurer since 2006; Chief Financial Officer of our consumer products segment since 2004; and Controller of License Products, Inc. since 1999.

        All of our directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. We have no arrangements or understandings with any other person pursuant to which any of our directors have been selected for their respective positions. Messrs. Rusinow and Schosser were appointed in February, 2007 to fill Board vacancies resulting from an increase in the size of the Board from four (4) directors to six (6) directors. They were recommended by the independent directors of the Board.

Name	Length of Service	Age	Principal Occupation; Office; Other Directorships
Salvatore L. Bando	Director:	63	Our President and Chief Executive Officer since January, 2006, and previously a
	Since 1999		director from 1980 until 1997 and an officer from 1980 until 1991. Financial
			Professional of AXA Advisors, LLC since December, 2004; formerly Special
	Officer:		Assistant to the President of the Milwaukee Brewers from September, 1999 to
	Since 2006		November, 2001. Senior Vice President of Baseball Operations for the Milwaukee
			Brewers from 1991 to 1999. Director of InvestorsBancorp, a bank holding
			company, from 1997 to 1999.
Peter A. Fischer	Since 1983	63	Associate Pastor of Portview Christian Center, Port Washington, Wisconsin since
			1992; a former Director, and from 1981 to 1989, the President and Chief
			Executive Officer of Medalist Industries, Inc.(a manufacturer of industrial
			and consumer products).
David A. Geraldson	Since 1983	75	President since 1993 and prior thereto Secretary and Treasurer of Precision
			Gears, Inc.(a manufacturer of gears, splined shafts, speed reducers and worm
			gear winches).
Kenneth A. Werner, Jr.	Director:	59	President of our consumer products segment since June, 2005; President of
	Since 2006		License Products, Inc. since 1998.
	Officer:
	Since 2005
Jeffrey B. Rusinow	Since 2007	52	Chairman of startup venture Neurognostics since 2003; founded venture capital
			company Silicon Pastures in 2000; former Chairman of Buyseasons, Inc.; former
			Executive Vice President with Kohls Department Stores.
Douglas M. Schosser	Since 2007	37	Chief Financial Officer of Keybank’s Northeast Region since 2006, former Chief
			Financial Officer of McDonald Financial Group from 2003 to 2006, former Chief
			Financial Officer of Victory Capital Management and Key PrivateBank from 2001
			to 2003.

        The Board recommends the foregoing nominees for election as directors and urges the holders of Preferred Stock to vote “FOR” Messrs. Fischer and Geraldson and urges each shareholder to vote “FOR” Messrs. Bando, Rusinow, Schosser and Werner. Shares represented at the annual meeting by executed but unmarked proxies will be voted “FOR” all appropriate nominees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        General Board and Committee Matters. The Board has a standing Compensation Committee and Audit Committee, but does not have a nominating committee. The Board has adopted written charters for each committee, which are available on our website at www.themiddletondollcompany.com under the selection “Corporate Governance”. The Board believes that it is appropriate not to have a nominating committee because the Board’s independent directors can adequately serve the function of considering potential director nominees from time to time as needed. The Board has determined that Messrs. Fischer, Geraldson, Rusinow and Schosser are independent under the independence standards of The NASDAQ Stock Market LLC (referred to as NASDAQ).

        The Board held four regular quarterly meetings, one special meeting, four audit committee meetings and two compensation committee meetings during the year ended December 31, 2006. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

        Compensation Committee. During 2006, the Compensation Committee, which consisted of Messrs. Fischer and Geraldson, met twice. All of the members of the Compensation Committee were independent (under the independence standards of NASDAQ) in 2006. The Compensation Committee approves all matters relating to the compensation of our directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under The Middleton Doll Company 2003 Stock Option Plan (referred to as the 2003 Stock Option Plan). The current members of the Compensation Committee are Messrs. Rusinow (Chair), Schosser and Fischer. The Board has adopted a written charter for the Compensation Committee.

        Audit Committee. During 2006, the Audit Committee, which consisted of Messrs. Fischer and Geraldson held four meetings during the year ended December 31, 2006. Pursuant to the applicable rules of the Securities and Exchange Commission, all of the members of the Audit Committee were independent (under the independence standards of NASDAQ) and met the independence standards for Audit Committee members in 2006. The current members of the Audit Committee are Messrs. Schosser (Chair), Rusinow and Geraldson. Our Board of Directors has determined that Mr. Schosser qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

        The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the annual and quarterly financial information to be provided to shareholders and the Securities and Exchange Commission; (b) the system of internal controls that management has established; (c) the internal and external audit process; and (d) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee provides an avenue for communication between the independent auditors, management and the Board. The Audit Committee has direct responsibility for the appointment, compensation and oversight of the work of our independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Board has adopted a written charter for the Audit Committee.

        General Nominating Policies, Procedures and Processes. The independent directors of the Board (as determined under the independence standards of NASDAQ) are responsible for identifying, evaluating and recommending nominees for director. The independent directors are currently Messrs. Fischer, Geraldson, Rusinow and Schosser. In identifying and evaluating nominees for director, the independent directors seek to ensure:

1.     That the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.     That the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to us.

        The independent directors look at each nominee on a case-by-case basis regardless of who recommended the nominee to determine whether the proposed candidate meets the Board’s minimum qualifications for eligibility, director criteria and is otherwise suitable for further consideration. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the independent directors may take into account all factors they considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.

        At a minimum, each director nominee, whether an independent director-recommended nominee or a shareholder-recommended nominee, must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, each nominee for director should possess the following specific qualities and skills:

1.     Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2.     Have substantial management experience and/or financial expertise or prior Board experience with a public company or other relevant experience with a range of skills that will allow a Board member to provide sound guidance with respect to our operations and interests.

    3.        Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending Board and committee meetings and reviewing all material in advance.

    4.        Have the ability to discus major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to us. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

    5.        Have the ability, when requested by the Board, to represent us effectively and its business to the financial press, investment institutions and other company and shareholder constituencies.

    6.        As applicable or desirable, meet the requirements for independence set forth under the independence standards of NASDAQ for at least a majority of the directors then serving on the Board.

    7.        Either have direct business exposure to our major businesses and the major businesses of our subsidiaries and/or be ready to participate in direct learning experiences about our major businesses and the major businesses of our subsidiaries.

    8.        For Audit Committee members, possess experience in the review of financials of comparable levels of difficulty as our financials and meet the additional independence requirements under Securities and Exchange Commission rules.

        Process for Shareholder Director Nominees. While the independent directors of the Board are solely responsible for identifying and recommending director nominees to the Board, they will consider candidates recommended by our shareholders for election as directors.

        Each shareholder recommendation should include information about the shareholder bringing the nomination. At a minimum, this information should include the number of shares held by such shareholder and the period of time such shares have been held by the shareholder. Each shareholder recommendation should also include information about the nominee. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies; (d) any relationships of the nominee to us, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

        A shareholder recommendation for a director nominee should be delivered to our corporate Secretary at 1050 Walnut Ridge Drive, Hartland, Wisconsin 53029.

        The independent directors of the Board will review whether the proposed candidate meets the Board’s minimum qualifications for eligibility, director criteria and is otherwise suitable for further consideration. The independent directors of the Board will use the same process and standards for reviewing shareholder recommendations for director nominees as they do for other potential director nominees.

        Shareholder Communications with Board of Directors. Shareholders may communicate with the Board (or individual directors serving on the Board) by sending written communications, addressed to any director or to the Board of Directors as a group, to our corporate Secretary at 1050 Walnut Ridge Drive, Hartland, Wisconsin 53029, who will ensure that this communication (assuming it is properly marked care of the Board of Directors or care of a specific director) is delivered to the Board or the specified director, as the case may be.

        Attendance of Directors at Annual Meetings. All members of the Board are expected to attend the annual meeting of shareholders barring other significant commitments or special circumstances. All four of our directors attended last year’s annual meeting of shareholders (Messrs. Rusinow and Schosser were not members of the Board in 2006).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership by Directors, Nominees and Executive Officers

        The following table sets forth information regarding the beneficial ownership of our Common Stock and Preferred Stock as of March 31, 2007 by: (a) each director and nominee; (b) each of the executive officers named in the Summary Compensation Table under “Executive Compensation – Summary Compensation Table”; and (c) by all of the directors, nominees and executive officers (including the executive offers named in the Summary Compensation Table) as a group. Except as otherwise indicated, the named individuals have sole power to vote and dispose of such shares. Except as otherwise indicated, the named individuals have not pledged any of their shares as security.

Directors, Nominees and Executive Officers	Amount Beneficially Owned	Percentage of Outstanding Stock of Respective Class	Percentage of Aggregate Voting Power of Common Stock and Preferred Stock
Salvatore L. Bando
Common Stock (1)	147,529	4.0%	3.6%
Preferred Stock	377	*
Peter A. Fisher
Common Stock (2)	33,033	*	*
Preferred Stock	0	0
David A. Geraldson (3)
Common Stock	51,657	1.4%	1.3%
Preferred Stock	534	*
Jeffrey B. Rusinow
Common Stock	31,200	*	*
Preferred Stock	0	0
Douglas M. Schosser
Common Stock	0	0	0.0%
Preferred Stock	0	0
Kenneth A. Werner Jr. (4)
Common Stock	24,540	*	*
Preferred Stock	0	0
Craig R. Bald
Common Stock	0	0	0.0%
Preferred Stock	0	0
All Directors, Nominees and
Executive Officers as a
Group (7 Persons)
Common Stock	287,959	7.7%	7.0%
Preferred Stock	911	*

*Shares owned constitute less than 1% of shares outstanding and less than 1% of votes entitled to be cast.

(1)	Includes (a) 56,546 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 11,030 shares held by InvestorsBank’s 401(k) profit sharing plan on behalf of this individual.

(2)	Includes (a) 11,324 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 12,257 shares held by a Keogh plan on behalf of this individual.

(3)	Includes 10,747 shares held jointly with or by spouse (shared voting and dispositive power). Of these shares, 17,145 shares of Common Stock and 267 shares of Preferred Stock have been pledged as security.

(4)	Includes 24,540 shares subject to stock options which were exercisable as of or within sixty (60) days of March 31, 2007.

Shareholders Owning More Than Five Percent

        The following table provides information concerning persons known by us to beneficially own more than five percent of any class of our voting securities as of March 31, 2007.

Name and Address	Amount Beneficially Owned	Percentage of Outstanding Stock of Respective Class	Percentage of Aggregate Voting Power of Common Stock and Preferred Stock
Thomas G. Berlin (1)
Berlin Financial, Ltd.
1325 Carnegie Avenue
Cleveland, OH 44115
Common Stock	410,700	11.0%	10.4%
Preferred Stock	21,397	5.2%
Richard Margolin (2)
488 Berkeley Avenue
South Orange, NJ 07079
Common Stock	256,323	6.9%	6.8%
Preferred Stock	26,653	6.4%

(1)	Information shown is based on Schedules 13D, as amended, filed with the Securities and Exchange Commission. The Schedules 13D indicate that such party has shared voting power and investment power over all of the shares identified above.

(2)	Information shown is based on Schedules 13D, as amended, filed with the Securities and Exchange Commission. The Schedules 13D indicate that such party has sole voting power and investment power over all of the shares identified above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us, or written representations that no Form 5 was required to be filed, we believe that during the year ended December 31, 2006, all reports required by Section 16(a) to be filed by our officers, directors and more than 10% shareholders were filed on a timely basis other than one Form 4 related to one transaction for each of Messrs. Bando and Geraldson.

EXECUTIVE COMPENSATION

        The Compensation Committee of the Board is responsible for all aspects of our compensation package offered to our executive officers and directors. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 2003 Stock Option Plan, if any) to be paid to each executive officer and director. The Compensation Committee does not delegate its authority, and generally does not engage an outside national professional consulting firm to assist in determining or recommending the amount or form of executive and director compensation. In the case of executive officers other than the Chief Executive Officer, the Compensation Committee also considers the job performance evaluation and recommendation of the Chief Executive Officer before determining or recommending the compensation for such executive officer.

Summary Compensation Table

        The following table sets forth certain information concerning the compensation earned during 2006 by our principal executive officer and our two other most highly compensated executive officers as of December 31, 2006 (each of whose total compensation exceeded $100,000 for fiscal 2006). The persons named in the table are sometimes referred to herein as the “named executive officers”. Messrs. Bald and Werner are employed pursuant to employment agreements approved by the Compensation Committee.

2006 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Non- Qualified Deferred Compen- sation	All Other Compen- sation	Total
Salvatore L. Bando	2006	$ 84,000	$0	$0	$0	$0	$0	$0	$ 84,000
Chief Executive Officer
and Director
Kenneth A. Werner, Jr.	2006	$285,500	$0	$0	$2,944 (1)	$0	$0	$ 0	$288,444
President of Consumer
Products segment and
Director
Craig R. Bald	2006	$120,000	$0	$0	$0	$0	$0	$3,000 (2)	$123,000
Chief Financial Officer

(1)	This amount reflects the dollar value of the compensation cost of all outstanding option awards recognized over the requisite service period, computed in accordance with Statement of Financial Accounting Standards No. 123R. The assumptions made in valuing the option awards are included under the caption “Stockholders’ Equity” in Note 17 of Notes to Consolidated Financial Statements in the 2006 Annual Report on Form 10-K and such information is incorporated herein by reference.

(2)	This amount reflects the value of the contribution made by us to the 401(k) plan.

        Executive Compensation Program in General. Our executive compensation program is intended to establish a relationship between compensation and our business strategies as well as our goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in our markets.

        In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to our long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and our annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

        Employment Agreement with Mr. Werner. We are a party to an employment agreement with Mr. Werner, dated and effective as of June 20, 2005. Pursuant to the employment agreement, each of our subsidiaries employs Mr. Werner as its President. For his services as President of our subsidiaries, Mr. Werner currently receives a base salary of $285,000 per year. The base salary is adjusted in July of each year in proportion to the change in the consumer price index over the prior one year period. Our Board determines how Mr. Werner’s base salary is divided between our subsidiaries. Also, the Board may increase Mr. Werner’s base salary in its sole discretion.

        In addition to Mr. Werner’s base salary, Mr. Werner: (a) is eligible to participate in any medical, health, dental, disability or any other employee benefit plans that our subsidiaries generally make available to their employees, subject to Mr. Werner otherwise meeting the eligibility requirements of the plans; (b) receives the fringe benefits that our subsidiaries make available to their employees generally, including participation in their 401(k) or other profit sharing plans; and (c) may receive cash bonuses based upon the performance of our subsidiaries. If our subsidiaries achieve $1,000,000 of consolidated EBITDA (as defined below) in any fiscal year and Mr. Werner remains an employee at the end of the year, Mr. Werner will receive a cash bonus equal to 2.5% of his base salary. If our subsidiaries achieve $5,000,000 consolidated EBITDA in any fiscal year and Mr. Werner remains an employee at the end of that year, Mr. Werner will receive a cash bonus of $50,000. For purposes of bonus calculations, “EBITDA” means the consolidated sum of the following items for our subsidiaries: (a) net income from continuing operations during the applicable fiscal year, excluding extraordinary gains and income items; (b) interest expense during the applicable fiscal year, net of interest income accrued during that year; (c) federal and state income taxes paid and accrued during the applicable fiscal year; and (d) depreciation and amortization.

        Under the employment agreement, each of our subsidiaries has the right to terminate Mr. Werner’s employment at any time. If one of our subsidiaries terminates Mr. Werner’s employment prior to the expiration of the employment term other than for cause, which includes death and disability, Mr. Werner continues to receive his base salary for a period equal to the remaining term of employment and his 40,900 options granted in connection with a previous employment agreement fully vest. These options were granted under the 2003 Stock Option Plan, vest in 20% increments on January 1, 2004, 2005, 2006, 2007 and 2008 and have an exercise price of $4.72 per share. Mr. Werner may terminate the employment agreement upon ninety days prior written notice.

        The initial term of the employment agreement terminates on June 20, 2007. However, beginning on June 20, 2006 and on each day after June 20, 2006, the term of the employment agreement automatically renews for one additional day, such that after June 20, 2007 the term remains evergreen for a one year period unless either party gives written notice to the other to cease such renewals, in which case Mr. Werner’s employment will cease as of the end of the then current term of employment.

        The employment agreement provides that during the term of the employment agreement and for eighteen months thereafter, Mr. Werner will not engage in certain activities that are competitive with our subsidiaries and that Mr. Werner is subject to certain confidentiality provisions.

        Employment Agreement with Mr. Bald. We are a party to a restated employment agreement with Mr. Bald, dated and effective as of December 1, 2006. Pursuant to the restated employment agreement, each of our subsidiaries employs Mr. Bald as its Chief Financial Officer. For his services as Chief Financial Officer, Mr. Bald currently receives a base salary of $136,000 per year (in 2006 he received a base salary of $120,000 per year). Our Board determines how Mr. Bald’s base salary is divided between our subsidiaries. Also, the Board may increase Mr. Bald’s base salary in its sole discretion, provided that Mr. Bald’s base salary will be adjusted each January 1 (beginning January 1, 2008) in proportion to the change in the consumer price index over the prior one year period.

        In addition, to Mr. Bald’s base salary, Mr. Bald (a) is eligible to participate in any medical, health, dental, disability or other employee benefit plans our subsidiaries generally make available to their employees, subject to Mr. Bald otherwise meeting the eligibility requirements of the plans; (b) receives the fringe benefits that our subsidiaries make available to their employees generally, including participation in their 401(k) or other profit sharing plans; and (c) may receive cash bonuses based upon the performance of our subsidiaries. If our subsidiaries achieve $1,000,000 of consolidated EBITDA in any fiscal year and Mr. Bald remains an employee at the end of that year, Mr. Bald will receive a cash bonus equal to 2.5% of his base salary. If our subsidiaries achieve $5,000,000 consolidated EBITDA in any fiscal year and Mr. Bald remains an employee at the end of that year, Mr. Bald will receive a cash bonus of $25,000.

        Under the restated employment agreement, each of our subsidiaries has the right to terminate Mr. Bald’s employment at any time by giving written notice to Mr. Bald for cause. If one of our subsidiaries terminates Mr. Bald’s employment prior to the expiration of the employment term other than for cause, which includes death and disability, Mr. Bald continues to receive his base salary for a period equal to the remaining term of employment. Mr. Bald may terminate the restated employment agreement upon forty-five days prior written notice.

        The initial term of the restated employment agreement terminates on November 30, 2007. However, beginning on December 1, 2006 and on each day after December 1, 2006, the term of the restated employment agreement automatically renews for one additional day, such that after November 30, 2007 the term remains evergreen for a one year period unless either party gives written notice to the other to cease such renewals, in which case Mr. Bald’s employment will cease as of the end of the then current term of employment.

        The restated employment agreement provides that during the term of the restated employment agreement and for eighteen months thereafter, Mr. Bald will not engage in certain activities that are competitive with our subsidiaries and that Mr. Bald is subject to certain confidentiality provisions.

        Equity Arrangements. At December 31, 2006, there were no outstanding options under The Middleton Doll Company 1997 Stock Option Plan. During the third quarter of 2006, our Board terminated the 1997 Stock Option Plan.

        At December 31, 2006, there were outstanding options to purchase an aggregate of 40,900 shares under the 2003 Stock Option Plan, at an exercise price of $4.72 per share. As of December 31, 2006, there were 209,100 options available for issuance under the 2003 Stock Option Plan. We did not issue any options to the named executive officers in 2006.

        On April 5, 2007, the Compensation Committee awarded Messrs. Werner and Bald restricted shares of Common Stock and nonqualified stock options. The nonqualified stock options were granted under the 2003 Stock Option Plan. Mr. Werner was granted 50,000 restricted shares of Common Stock, and Mr. Bald was granted 25,000 restricted shares of Common Stock. Mr. Werner was granted an option to purchase 100,000 shares of Common Stock, and Mr. Bald was granted an option to purchase 50,000 shares of Common Stock. The option price was $0.33 per share, being the fair market value (namely, the closing sale price of the Common Stock) of a share of Common Stock on April 5, 2007, the grant date.

        The shares of restricted stock vest ratably over a three year period from the date of grant, based upon continued service as an employee, or earlier in the event of death or disability or change of control. Prior to vesting, Messrs. Werner and Bald are entitled to receive dividends on the shares of restricted stock (dividends paid in shares of Common Stock are subject to the same risk of forfeiture and restrictions on transferability as the restricted shares) and to exercise voting rights. All of the options vest ratably over a four year period from the date of grant, and expire ten years from the date of grant.

        In connection with granting the options, the Compensation Committee amended the 2003 Plan to (a) provide that the exercise price of stock option grants under the 2003 Plan is the fair market value (namely, the closing sale price of the Common Stock) of the Common Stock on the date of the grant, not on the business day immediately prior to the date of grant; and (b) increase the number of shares of Common Stock that may be granted to a participant in any single year from 85,000 to 100,000.

Outstanding Equity Awards

        The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2006, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option. The named executive officers do not hold other equity awards.

Outstanding Equity Awards As Of December 31, 2006

Name	No. of Securities Underlying Unexercised Options (# Exercisable)	No. of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Salvatore L. Bando	0	0	0	N/A	N/A
Kenneth A. Werner, Jr.	24,540	16,360	0	$4.72	2/18/2013
Craig R. Bald	0	0	0	N/A	N/A

All of the stock option awards were granted in 2003 and vest in 20% increments on January 1, 2004, 2005, 2006, 2007 and 2008. 2006 represented the third vesting period of these awards.

Director Compensation

        The following table summarizes the director compensation for 2006 for all of our non-employee directors other than Messrs. Rusinow and Schosser who were not members of the Board in 2006. Messrs. Bando and Werner do not receive any additional compensation for their services as directors beyond the amounts previously disclosed in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Total
Peter A. Fischer	$12,000	$12,000
David A. Geraldson	$12,000	$12,000

        During 2006, Messrs. Fischer and Geraldson were paid an annual retainer fee of $10,000. Each of those directors was also paid $500 for each of the four regular quarterly Board meetings that they attended, but did not receive any additional compensation for committee meetings or special meetings of the Board or committees that they attended. In 2007, each non-employee director will receive an annual retainer fee of $10,000 and $500 for each regular quarterly Board meeting that they attend.

Equity Compensation Plan Information

EQUITY COMPENSATION PLAN INFORMATION AS OF 12/31/2006

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issues under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation
plans approved by
security holders	40,900	$4.72	209,100
Equity compensation
plans not approved
by security holders	0	$0.00	0
Total	40,900	$4.72	209,100

RELATED PERSON TRANSACTIONS

        Prior to December 31, 2006, we shared common space and personnel with InvestorsBancorp, Inc. and its wholly-owned subsidiary, InvestorsBank. George R. Schonath, our President and Chief Executive Officer until December 31, 2005, is the President and Chief Executive Officer of InvestorsBancorp and InvestorsBank.

        Pursuant to a Loan and Real Estate Services Agreement InvestorsBank administered our loan and real estate portfolios from January 1, 2006 to June 30, 2006. InvestorsBank received a monthly fee equal to (a) 1/12 of 0.25% multiplied by the total amount of loans under management, (b) 1/12 of 0.25% multiplied by the total cost of all of the properties originally acquired by us from Bando McGlocklin Real Estate Investment Corporation (referred to as the Bando investment properties) and (c) 6% of the rents from the real estate portfolio other than the Bando investment properties. For the year ended December 31, 2006, management fees paid to InvestorsBank totaled $45,139. Between January 1, 2006, and June 30, 2006, Ms. Hauke, Chief Financial Officer of InvestorsBank, and our Chief Financial Officer, Vice President Finance, Treasurer and Secretary until December 31, 2005, was required to provide a maximum of 140 hours of accounting services to us under the loan services agreement for an aggregate fee of $17,500. Also under the loan services agreement for the six months ended June 30, 2006, one of our subsidiaries paid the InvestorsBank a fee of $19,554 for rent, real estate taxes, building related and overhead expenses. No additional fees were paid under the loan services agreement. The loan services agreement was terminated effective June 30, 2006.

        On January 4, 2006, one of our subsidiaries entered into an asset purchase agreement with InvestorsBank pursuant to which it agreed to sell substantially all of its loans and loan participations to InvestorsBank for an aggregate total purchase price of $15.58 million, plus accrued interest. The purchase price for the sale of the loans and loan participations was the outstanding principal balance of all such loans and loan participations. InvestorsBank completed these transactions on September 8, 2006. In addition, InvestorsBank separately purchased $4.16 million of loans and loan participations from our subsidiary under substantially similar terms. InvestorsBank also paid one of our subsidiaries, $34,633 for fully depreciated furniture and fixtures which InvestorsBank retained at the termination of the loan services agreement.

PROPOSAL NO. 2 — APPROVAL OF 2007 NON-EMPLOYEE DIRECTOR STOCK PLAN

General

        On April 25, 2007, the Board adopted, subject to shareholder approval at the annual meeting, the 2007 Non-Employee Director Stock Plan. The purposes of the 2007 Non-Employee Director Stock Plan are (a) to compensate individuals who serve as non-employee directors and (b) to align their interests with those of shareholders by providing some or all of their compensation in shares of Common Stock. Shares issued under the 2007 Non-Employee Director Stock Plan are solely used for the payment of directors’ fees. The 2007 Non-Employee Director Stock Plan is not a bonus plan nor does it provide for the grant of any incentive stock-based awards.

        The material features of the 2007 Non-Employee Director Stock Plan are described briefly below.

Administration

        The Compensation Committee, or another committee of independent directors with the same or similar authority, of the Board (referred to as the Director Plan Committee) will administer the 2007 Non-Employee Director Stock Plan. The Compensation Committee is comprised solely of directors each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

        The Director Plan Committee has full discretionary authority to administer the 2007 Non-Employee Director Stock Plan, including but not limited to the authority to (a) interpret the provisions of the 2007 Non-Employee Director Stock Plan; (b) prescribe, amend and rescind rules and regulations relating to the 2007 Non-Employee Director Stock Plan; (c) correct any defect, supply any omission, or reconcile any inconsistency in the terms of the 2007 Non-Employee Director Stock Plan; and (d) make all other determinations necessary or advisable for the administration of the 2007 Non-Employee Director Stock Plan.

Eligibility

        All non-employee directors are eligible to participate in the 2007 Non-Employee Director Stock Plan. As of March 31, 2007, there were four non-employee directors eligible to participate in the 2007 Non-Employee Director Stock Plan.

Director Fees

        The 2007 Non-Employee Director Stock Plan authorizes the Director Plan Committee to determine the amount of fees to be paid to the Non-Employee Directors each year for their annual retainer and for Board and Committee meetings. The Director Plan Committee may provide that such fees will be paid in shares of Common Stock, cash or a combination of the two. In addition, if fees are to be paid in cash, the 2007 Non-Employee Director Stock Plan permits non-employee directors to instead receive Common Stock having a fair market value equal to the cash fees. Currently, the non-employee directors receive an annual retainer fee of $10,000 and $500 for each regular quarterly Board meeting that they attend.

Shares Subject to the Plan

        The 2007 Non-Employee Director Stock Plan provides that an aggregate of 200,000 shares of Common Stock (subject to adjustment as described below) will be available for the payment of fees in shares of Common Stock. Shares issued to a non-employee director at his or her election to receive shares in lieu of cash fees are also available for issuance under the 2007 Non-Employee Director Stock Plan, but such shares will not reduce the 200,000 share amount discussed above. Shares of Common Stock to be granted under the 2007 Non-Employee Director Stock Plan will be made available from presently authorized and issued but not outstanding shares held by us as treasury shares.

Term of Plan

        Unless terminated earlier by the Board of Directors, the 2007 Non-Employee Director Stock Plan will terminate on June 5, 2010.

Termination and Amendment of Plan

        The Board or the Director Plan Committee may amend, alter, suspend, discontinue or terminate the 2007 Non-Employee Director Stock Plan at any time, except that only the Board may amend, alter, suspend, discontinue or terminate the 2007 Non-Employee Director Stock Plan if so determined by the Board or required pursuant to applicable law. However, no amendment, alteration, suspension, discontinuance or termination may be made without the approval of the shareholders if required by applicable law or the listing requirements of a national securities exchange or if such amendment would materially increase the number of shares of Common Stock reserved for issuance under the 2007 Non-Employee Director Stock Plan.

Adjustment Provisions

        If an adjustment event occurs, the Director Plan Committee may, in such a manner as it deems equitable, adjust appropriately the number and type of shares of Common Stock available for issuance under the 2007 Non-Employee Director Stock Plan.

Change of Control

        In the event of a change of control, any accrued but unpaid fees will be paid as soon as possible.

New Plan Benefits

        We intend to continue to pay directors’ fees in cash for the foreseeable future. At this time, we cannot determine if any non-employee directors will elect to receive shares in lieu of cash fees.

Vote Required

        Assuming a quorum is present, approval of the 2007 Non-Employee Director Stock Plan requires that more votes be cast in favor of adopting the 2007 Non-Employee Director Stock Plan than are cast against adoption. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast”.

        The Board recommends that shareholders approve the 2007 Non-Employee Director Stock Plan and urges each shareholder to vote “FOR” approval of the 2007 Non-Employee Director Stock Plan. Shares represented by proxies will be voted “FOR” approval of the 2007 Non-Employee Director Stock Plan, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has selected the firm of Virchow, Krause & Company, LLP as a registered public accounting firm to audit our books, records, and accounts and the books, records, and accounts of our subsidiaries for the year ending December 31, 2007, and proposes that the shareholders ratify such selection. Virchow, Krause & Company, LLP acted as our independent auditors for the years ended December 31, 2006, 2005, 2004, 2003, 2002 and 2001. A representative of Virchow, Krause & Company, LLP is expected to attend the annual meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions. If the shareholders should not ratify the selection of Virchow, Krause & Company, LLP as our independent auditors for the year ending December 31, 2007, the Audit Committee will reconsider the selection. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent auditing firm at any time during the year if it feels that such a change would be in the best interests of us and our stockholders.

        The vote necessary to ratify the selection of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed “present” at the annual meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the selection of independent auditors, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to ratify the selection of Virchow, Krause & Company, LLP as independent auditors.

Audit Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2006 and 2005 were $113,433 and $108,365, respectively.

Audit-Related Fees

        No audit related fees were billed by Virchow, Krause & Company, LLP in 2006 or 2005.

Tax Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2006 and 2005 were $11,800 and $11,400, respectively.

All Other Fees

        No other fees were billed by Virchow, Krause & Company, LLP in 2006 or 2005.

Audit Committee Pre-approval Policies and Procedures

        The policy of the Audit Committee requires pre-approval of all audit, audit-related, tax and other services to be provided by Virchow, Krause & Company, LLP, subject to de minimis exceptions for the providing of non-audit services, which services must be approved by the Audit Committee prior to completion of the audit and must otherwise comply with Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

        All of the audit, audit-related, tax services and other fees described above were pre-approved by the Audit Committee to the extent required by applicable law.

        The Board recommends that shareholders vote “FOR” the ratification of the selection of Virchow, Krause & Company, LLP as our independent auditors for the year ending December 31, 2007. Shares represented at the annual meeting by executed but unmarked proxies will be voted “FOR” the ratification of the selection of the independent auditors.

PROPOSAL NO. 4 — OTHER MATTERS

        The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as our Board knows, the only matters which will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting, the individuals named in the accompanying proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

AUDIT COMMITTEE REPORT

        Pursuant to its written charter, the Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2006 with management and our independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with our independent auditors, which is responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles and the overall quality of our financial reporting; (a) its judgments as to the quality, not just the acceptability, of our accounting principles; (b) all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (Codification of Statement on Auditing Standards, AU §380); (c) its evaluation of our internal controls; and (d) with and without management present, the results of our independent auditor’s examination of our consolidated financial statements. Our independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board No. 1 (“Independence Discussions with Audit Committees”). The Audit Committee discussed with our independent auditors the firm’s independence from management and us and considered the compatibility of non-audit services provided by the firm to us with its independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has accepted that recommendation) that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

The Middleton Doll Company
Audit Committee
David A. Geraldson (Chairman)
Peter A. Fischer

MISCELLANEOUS

Shareholder Proposals

        Any proposals of shareholders intended to be presented at the 2008 annual meeting of shareholders must be received by our corporate Secretary at our principal executive offices at 1050 Walnut Ridge Drive, Hartland, Wisconsin 53029, on or before January 3, 2008, to be considered for inclusion in our proxy statement and proxy relating to such meeting. Additionally, if we receive notice of a shareholder proposal after March 19, 2008, the persons named in the proxies solicited by the Board for the 2008 annual meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses

        We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock and Preferred Stock. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Salvatore L. Bando
Salvatore L. Bando
President and Chief Executive Officer

Hartland, Wisconsin
April 30, 2007

THE MIDDLETON DOLL COMPANY
2007 NON-EMPLOYEE DIRECTOR STOCK PLAN

1.	Purposes and Effective Date.

    (a)              Purposes. The purposes of The Middleton Doll Company 2007 Non-Employee Director Stock Plan are to compensate individuals who serve as Non-Employee Directors and to align their interests with those of shareholders by providing compensation that is payable in the form of shares of the Company’s common stock.

(b) Effective Date. This Plan will become effective on and after the Effective Date. This Plan will terminate as provided in Section 7.

2.	Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” means any entity in which the Company owns directly or indirectly 20% or more of the equity interest (collectively, the “Affiliates”).

(b) “Board” means the Board of Directors of the Company.

    (c)       “Change of Control” means any sale of assets, merger, consolidation, combination or other corporate reorganization, restructuring or change of control of the Company, which the Committee determines constitutes a Change of Control.

(d) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

    (e)       “Committee” means the Compensation Committee of the Board which consists of at least three members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3, or such other committee of the Board appointed by the Board to administer the Plan consisting of at least three members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3.

(f) “Company” means The Middleton Doll Company, or any successor corporation thereto.

(g) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not an employee of the Company or its subsidiaries.

(h) “Effective Date” means the date the Company’s shareholders approve this Plan.

    (i)       “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

    (j)       “Fair Market Value” shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Stock; and provided further, that (a) if the Stock is traded on the over-the-counter market, then the Fair Market Value shall be the closing sale price for the Stock in the over-the-counter market on the measurement date (or if there was no sale of the Stock on such date, on the immediately preceding date on which there was a sale of the Stock), as reported by the National Association of Securities Dealers Automated Quotation System (or any successor), or (b) if the Stock is listed on a national securities exchange or national securities association, then the Fair Market Value shall be the closing sale price for the Stock on the Composite Tape on the measurement date (or if there was no sale of Stock on such date, on the immediately preceding date on which there was a sale of the Stock).

1

(k) “Fees” means the amount paid by the Company to a Non-Employee Director as an annual retainer, for service on a committee of the Board, and/or for attendance at meetings of the Board.

(l) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(m) “Plan” means The Middleton Doll Company 2007 Non-Employee Director Stock Plan, as it may be amended from time to time.

(n) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(o) “Share” means a share of Stock.

    (p)       “Stock” means the Common Stock, par value 6-2/3 cents per share, of the Company, and shall also include any security of the Company issued in substitution, in exchange for, or in lieu of the Common Stock.

3.	Administration.

    (a)       Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the terms of the Plan and (iv) make all other determinations necessary or advisable for the administration of this Plan. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding.

    (b)       Delegation to Other Committees. To the extent applicable law permits, the Board may delegate to another committee of the Board consisting of at least three members each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3, any or all of the authority and responsibility of the Committee. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee to the extent of such delegation.

    (c)       Indemnification. The Company will indemnify and hold harmless each member of the Committee, and each member of any other committee to whom a delegation under Section 3(b) has been made, as to any act done, or determination made, with respect to this Plan to the maximum extent that the law and the Company’s by-laws permit.

4.	Eligibility. All Non-Employee Directors are eligible to participate in the Plan.

5.	Shares Reserved under this Plan. Subject to adjustment as provided in Section 8, an aggregate of two hundred thousand (200,000) Shares, plus such number of Shares that a Non-Employee Director elects to receive in lieu of cash under Section 6, are reserved and available for issuance under this Plan. Shares to be delivered under the Plan shall be from presently authorized and issued but not outstanding Shares of Stock which are held by the Company as treasury shares. The number of Shares reserved and available for issuance under this Plan shall be reduced only by the number of Shares delivered in payment of Fees.

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6.	Director Fees.

    (a)       Establishment of Fees. The Committee shall establish, from time to time, the amount of Fees to be paid to the Non-Employee Directors. The Committee may determine that the Company will pay such Fees in cash, Shares, or a combination of the two.

    (b)       Election to Receive Fees in Stock. Each Non-Employee Director may elect to receive all or any portion of his or her Fees that would otherwise be paid in cash in the form of Stock. Such election, or a modification or revocation thereof, (i) must be in writing and delivered to the Secretary of the Company, (ii) shall be effective with respect to Fees earned commencing on the date the Secretary of the Company receives the election and (iii) shall remain in effect unless modified or revoked by a subsequent election filed in accordance with clause (i), which shall be effective as provided in clause (ii). Shares issuable to a Non-Employee Director under this subsection (b) shall be transferred to such Non-Employee Director effective as of the last business day of the month in which the Fees are earned. The total number of Shares to be so transferred shall be determined by dividing the amount of Fees subject to the election for the applicable month by the Fair Market Value of a Share on the last business day of such month.

7.	Termination and Amendment of Plan.

(a) Term of Plan. Unless the Board or Committee earlier terminates this Plan pursuant to Section 7(b), this Plan will terminate on the third (3rd) anniversary of the Effective Date.

(b) Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)	shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the listing requirements of any principal securities exchange or market on which the Shares are then listed or traded or (C) any other applicable law; and

(iii)	shareholders must approve an amendment to materially increase the number of Shares specified in Section 5(a) (except as permitted by Section 8).

8.	Adjustment Provisions; Change of Control.

    (a)       Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and/or type of Shares subject to this Plan.

3

(b) Change of Control. In the event of a Change of Control, any Fees earned in respect of the calendar quarter in which the Change of Control occurs shall be paid in cash as soon as practicable.

9.	Miscellaneous.

(a) Service on the Board. The existence of the Plan shall not confer upon a Non-Employee Director any right with respect to continued service on the Board.

    (b)       No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and unless the Committee determines that other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated, the Fair Market Value of any fractional Share shall be settled in cash.

    (c)       Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Non-Employee Director or other person.

    (d)       Requirements of Law and Securities Exchange. The issuance of Shares in payment of Fees are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of this Plan, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Non-Employee Director has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

    (e)       Restrictions on Transfer. Shares of Stock acquired under the Plan may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended (“1933 Act”), or except in a transaction which, in the opinion of the Company’s legal counsel, is exempt from registration under the 1933 Act. All certificates evidencing Shares acquired pursuant to the Plan shall bear an appropriate legend evidencing such transfer restriction. The Committee may require each person receiving Shares under the Plan to execute and deliver a written representation that such person is acquiring the shares of Common Stock without a view to the distribution thereof.

    (f)       Governing Law. This Plan will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan shall be a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin, and further agree that any such action or proceeding (including for recognition and enforcement of any judgment in respect of this Plan) may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

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    (g)       Limitations on Actions. Any legal action or proceeding with respect to this Plan must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

    (h)       Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

    (i)       Severability. If any provision of this Plan (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or (ii) would disqualify this Plan under any law the Committee deems applicable, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, then such provision shall be stricken as to such jurisdiction or person, and the remainder of this Plan will remain in full force and effect.

5

THE MIDDLETON DOLL COMPANY 2007 ANNUAL MEETING	Mark Here
for Address
Change or [ ]
Comments
PLEASE SEE REVERSE SIDE
Please mark your
votes like this in [ X ]
blue or black ink.

The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS:		2. To approve The Middleton Doll Company 2007 FOR AGAINST ABSTAIN
Non-Employee Director Stock Plan. [ ] [ ] [ ]
For All Except
For Withhold as indicated
Nominees:	All All below	3. To ratify or reject the selection of Virchow, Krause &
01 Salvatore L. Bando 02 Kenneth A. Werner, Jr.	[ ] [ ] [ ]	Company, LLP as independent auditors to audit the
03 Jeffrey B. Rusinow 04 Douglas M. Schosser		financial statements of the Company for the year FOR AGAINST ABSTAIN ending December 31, 2007. [ ] [ ] [ ]
4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

_________________________________________________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the nominee(s) name above.)

Signature __________________________________   Signature ________________________________   Date _____________________________
Please sign exactly as your name appears, at left. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or in a similar capacity, give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

•  FOLD AND DETACH HERE   •

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
IN THE ENVELOPE PROVIDED.

COMMON	COMMON
STOCK	STOCK

THE MIDDLETON DOLL COMPANY
1050 Walnut Ridge Drive
Hartland, WI 53029

This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints Salvatore L. Bando and Craig R. Bald, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of The Middleton Doll Company held of record by the undersigned on April 20, 2007, at the annual meeting of shareholders to be held on June 5, 2007, or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR the Board nominees identified in Item 1 and a vote FOR Items 2 and 3.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees in Item 1, “FOR” Items 2 and 3, and in the discretion of the proxyholders in connection with Item 4.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

___________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

•  FOLD AND DETACH HERE   •

You can now access your The Middleton Doll Company account online.

Access your The Middleton Doll Company shareholder account online via Investor ServiceDirect®(ISD).

        LaSalle Bank, N.A., Transfer Agent for The Middleton Doll Company, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.lasalleshareholderservices.com

***TRY IT OUT***

www.lasalleshareholderservices.com/isd/

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

THE MIDDLETON DOLL COMPANY 2007 ANNUAL MEETING	Mark Here
for Address
Change or [ ]
Comments
PLEASE SEE REVERSE SIDE
Please mark your
votes like this in [ X ]
blue or black ink.

The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS: (a) Directors elected by holders of Preferred Stock and Common Stock Voting together		2. To approve The Middleton Doll Company 2007 FOR AGAINST ABSTAIN
Non-Employee Director Stock Plan. [ ] [ ] [ ]
For All Except
For Withhold as indicated
Nominees:	All All below	3. To ratify or reject the selection of Virchow, Krause &
01 Salvatore L. Bando 02 Kenneth A. Werner, Jr.	[ ] [ ] [ ]	Company, LLP as independent auditors to audit the
03 Jeffrey B. Rusinow 04 Douglas M. Schosser		financial statements of the Company for the year FOR AGAINST ABSTAIN ending December 31, 2007. [ ] [ ] [ ]
(b) Directors elected by holders of Preferred Stock Voting as a separate class		4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Nominees: 05 Peter A. Fischer 06 David Geraldson

_________________________________________________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the nominee(s) name above.)

Signature __________________________________   Signature ________________________________   Date _____________________________
Please sign exactly as your name appears, at left. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or in a similar capacity, give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

•  FOLD AND DETACH HERE   •

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
IN THE ENVELOPE PROVIDED.

PREFERRED	PREFERRED
STOCK	STOCK

THE MIDDLETON DOLL COMPANY
1050 Walnut Ridge Drive
Hartland, WI 53029

The undersigned hereby appoints Salvatore L. Bando and Craig R. Bald, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Series A Adjustable Rate Cumulative Preferred Stock of The Middleton Doll Company held of record by the undersigned on April 20, 2007, at the annual meeting of shareholders to be held on June 5, 2007, or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR the Board nominees identified in Item 1 and a vote FOR Items 2 and 3.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees in Item 1, “FOR” Items 2 and 3, and in the discretion of the proxyholders in connection with Item 4.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

___________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

•  FOLD AND DETACH HERE   •

You can now access your The Middleton Doll Company account online.

Access your The Middleton Doll Company shareholder account online via Investor ServiceDirect®(ISD).

        LaSalle Bank, N.A., Transfer Agent for The Middleton Doll Company, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.lasalleshareholderservices.com

***TRY IT OUT***

www.lasalleshareholderservices.com/isd/

Investor ServiceDirect®

Available 24 hours per day, 7 days per week